SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 31, 2002




                         NORTHEAST INDIANA BANCORP, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its Charter)



     Delaware                         0-26012                  35-1948594
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  (State or other            (Commission File Number)         (IRS Employer
  jurisdiction of                                            Identification
  incorporation)                                                 Number)


648 North Jefferson Street, Huntington, Indiana                       46750
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(Address of principal executive offices)                            (Zip Code)


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Registrant's telephone number, including area code:             (260) 356-3311
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                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events

Northeast Indiana Bancorp, Inc. issued a press release dated April 25, 2002, attached hereto as Exhibit 28.1 announcing first quarter earnings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                   Exhibit 28.1 Press Release dated April 25, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            NORTHEAST INDIANA BANCORP, INC.



Date:    April 25, 2002             By: /s/Stephen E. Zahn
                                        ------------------
                                        Stephen E. Zahn
                                        President and Chief Executive Officer